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EXHIBIT 10.49

FIRST AMENDMENT
TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

        This First Amendment To Amended and Restated Loan And Security Agreement (the "First Amendment") dated as of February 25, 2003, is entered into by and among CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation ("Lender"), WACHOVIA SECURITIES, INC., a Delaware corporation, as the arranger and administrative agent, and GUESS ?, INC., a Delaware corporation, GUESS? RETAIL, INC., a Delaware corporation, and GUESS.COM, INC., a Delaware corporation, jointly and severally as co-borrowers (each a "Borrower" and collectively, the "Borrowers"), with reference to the following facts:

RECITALS

        A.    Lender is extending various secured financial accommodations to Borrowers upon the terms of that certain Amended and Restated Loan and Security Agreement dated as of December 20, 2002 (the "Loan Agreement").

        C.    Borrowers and Lender desire to amend the Loan Agreement upon the terms and conditions set forth herein.

AMENDMENT

        NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, Borrowers and Lender hereby agree as follows:

        1.    Conditions Subsequent.    Section 4.3(c) of the Loan Agreement is hereby amended and restated in entirety as follows:

    "(c) On or prior to April 30, 2003, Borrowers shall have extended the maturity date of the Subordinated Notes so that the maturity date of the Subordinated Notes shall be later than September 27, 2006 or shall have refinanced the Subordinated Notes with debt that has a maturity date later than September 27, 2006, in any case on terms and conditions satisfactory to Lender."

        2.    Conditions to Effectiveness.    The effectiveness of this First Amendment is subject to the receipt by Lender or the completion by Borrowers of the following:

          (a)  Counterparts of this First Amendment, executed by each of the parties hereto.

        3.    Representations and Warranties.    Each Borrower reaffirms that the representations and warranties made to Lender in the Loan Agreement and other Financing Agreements are true and correct in all material respects as of the date of this First Amendment as though made as of such date and after giving effect to this First Amendment. In addition, each Borrower makes the following representations and warranties to Lender, which shall survive the execution of this First Amendment.

          (a)  The execution, delivery and performance of this First Amendment are within each Borrower's powers, have been duly authorized by all necessary actions, have received all necessary governmental approvals, if any, and do not contravene any law or any contractual restrictions binding on each Borrower.

          (b)  This First Amendment is the legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally.

          (c)  No event has occurred and is continuing, after giving effect to this First Amendment, which constitutes an Event of Default under the Loan Agreement or any other of the Financing Agreements, or would constitute such an Event of Default but for the requirement that notice be given or time elapse or both.

        4.    Continuing Effect of Financing Agreements.    To the extent of any inconsistencies between the terms of this First Amendment and the Loan Agreement, this First Amendment shall govern. In all other respects, the Loan Agreement and other Financing Agreements shall remain in full force and effect and are hereby ratified and confirmed.

        5.    References.    Upon the effectiveness of this First Amendment, each reference in any Financing Agreements to "the Agreement", "hereunder," "herein," "hereof," or of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

        6.    Governing Laws.    This First Amendment, upon becoming effective, shall be deemed to be a contract made under, governed by, and subject to, and shall be construed in accordance with, the internal laws of the State of California.

        [signature pages to follow]

        IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Amendment as of the date first set forth above, to become effective in the manner set forth above.

"Borrowers"	"Lender"
GUESS ?, INC.	CONGRESS FINANCIAL CORPORATION (WESTERN)
By:	By:

Name:	Name:

Title:	Title:

GUESS? RETAIL, INC.
By:

Name:

Title:

GUESS.COM, INC.
By:

Name:

Title:

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EXHIBIT 10.49
FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT